                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


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/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
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/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              Target Therapeutics
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY
                           TARGET THERAPEUTICS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD AUGUST 7, 1996

TO THE STOCKHOLDERS:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TARGET THERAPEUTICS, INC., a Delaware corporation (the "Company"), will be held on Wednesday, August 7, 1996 at 9:30 a.m., local time, at the Company's principal offices located at 47201 Lakeview Boulevard, Fremont, California 94538, for the following purposes:


     1. To elect directors to serve for the ensuing year and until their successors are elected.

     2. To approve an amendment to the 1988 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,500,000 shares.

     3. To approve amendments to the 1991 Director Option Plan to make certain changes to the formulas pursuant to which options are granted thereunder and to the provisions regarding adjustments necessitated by changes in the Company's capital structure.

     4. To approve amendments to the 1991 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares and make certain other changes to participation standards and offering periods.

     5. To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 120,000,000.

     6. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending March 31, 1997.

     7. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on June 14, 1996 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

     All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she returned a proxy.

                                          Very truly yours,

                                          Michael W. Hall
                                          Secretary

Fremont, California
July 1, 1996

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         THANK YOU FOR ACTING PROMPTLY.

PRELIMINARY COPY
                           TARGET THERAPEUTICS, INC.

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Target Therapeutics, Inc. (the "Company" or "Target") for use at the Annual Meeting of Stockholders to be held Wednesday, August 7, 1996 at 9:30 a.m., local time, or at any postponement or adjournment thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal offices located at 47201 Lakeview Boulevard, Fremont, California 94538. The Company's telephone number at its principal executive offices is (510) 440-7700.


     These proxy solicitation materials were mailed on or about July 3, 1996 to all stockholders entitled to vote at the Annual Meeting.


RECORD DATE

     Stockholders of record of the Company's Common Stock at the close of business on June 14, 1996 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, 14,807,253 shares of the Company's Common Stock were issued and outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Robert E. McNamara, Inspector of Elections) a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Holders of shares of Common Stock are entitled to one vote per share on all matters, except that all such holders are entitled to cumulate their votes in the election of directors.

     Every stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate the number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or may distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select, provided that votes cannot be cast for more than six candidates. However, no stockholder shall be entitled to cumulate votes unless the names of the candidates for which votes are being cumulated have been placed in nomination prior to the voting and the stockholder, or any other stockholder, has given notice at the meeting, prior to the voting, of the stockholder's intention to cumulate the stockholder's votes. On all other matters, each share of Common Stock has one vote.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. Except with respect to the election of directors where cumulative voting is invoked and except in certain other specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law also provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and as negative votes for purposes of determining the approval of any matter submitted to the stockholders for a vote. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of directors, for ratification of the appointment of the designated independent auditors and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

     Proposals of stockholders that are intended to be presented by such stockholders at the Company's 1997 Annual Meeting must be received by the Company no later than March 3, 1997 in order that such proposals may be included in the proxy statement and form of proxy relating to that meeting.

                                PROPOSAL NO. 1:

                             ELECTION OF DIRECTORS

NOMINEES

     A board of seven directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's seven nominees named below, all of whom are currently directors of the Company.


     In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is expected that all nominees will be able and willing to serve as directors. The term of office of each person elected as a director will continue until the next Annual Meeting or until such director's successor has been elected and qualified.


     The names of the nominees and certain information about them as of June 1, 1996, are set forth below:

                                                                                          DIRECTOR
                    NAME                       AGE          PRINCIPAL OCCUPATION           SINCE
- ---------------------------------------------  ---     -------------------------------    --------
Gary R. Bang.................................  50      President, Chief Executive           1993
                                                       Officer and director of the
                                                       Company
William G. Davis.............................  64      Independent business                 1988
                                                       consultant; director of Target
                                                       Therapeutics, Inc.; retired
                                                       President of Medical Instrument
                                                       Systems Division, Eli Lilly and
                                                       Company
Kathleen Murray, M.S.N.......................  46      Executive Vice President and         1995
                                                       Chief Operating Officer of
                                                       Northwestern Memorial Hospital
Howard D. Palefsky...........................  49      Chairman of the Board of             1985
                                                       Directors and Chief Executive
                                                       Officer of Collagen Corporation
Richard D. Randall...........................  44      President and Chief Executive        1989
                                                       Officer of Innovasive Devices,
                                                       Inc.
Charles M. Strother, M.D. ...................  55      Professor of Radiology,              1990
                                                       Neurology and Neurosurgery at
                                                       the University of Wisconsin
John C. Villforth............................  65      President of The Food and Drug       1992
                                                       Law Institute in Washington,
                                                       D.C.

     Except as set forth below, each of the nominees has been engaged in his or her principal occupation described above during the past five years. There is no family relationship between any of the directors or executive officers of the Company.

     Mr. Bang joined the Company in May 1993 as President and Chief Executive Officer and a director. Prior to joining Target, Mr. Bang worked for Baxter International, a diversified multinational manufacturer of health care products ("Baxter"), for 19 years. In his most recent position with Baxter, Mr. Bang served from

April 1990 to April 1993 as President of the Pharmaseal Surgical Division, a world leader in disposable products sold to hospital operating rooms. Mr. Bang served as President of the Gloves Strategic Business Unit from November 1989 to April 1990. From October 1986 to November 1989, Mr. Bang served as Vice President, Sales and Marketing of Baxter U.K. in England. Prior to 1986, he served in various capacities including President, Vice President, Division Controller of divisions of Baxter, whose products included solutions, dialysis products and disposable hospital products. Mr. Bang is also a director of The Spectranetics Corporation.

     Dr. Strother joined the Company as a member of the Scientific Advisory Board in October 1989 and was elected a director of the Company in May 1990 and Chairman of the Board of Directors in May 1994. Since July 1976, Dr. Strother has been a Professor of Radiology, Neurology and Neurosurgery at the University of Wisconsin.


     Mr. Davis, an independent business consultant, has served as a director of the Company since August 1988 and served as Chairman of the Board of Directors from June 1989 to July 1991. From 1957 to 1984, Mr. Davis was associated with Eli Lilly & Company, a diversified health care company, where he served as Executive Vice President, Eli Lilly International Corporation, from 1972 to 1975, Executive Vice President, Pharmaceutical Division, from 1975 to 1982, and President, Medical Instrument Systems Division, from 1982 until his retirement in 1984. Mr. Davis is also a director of Alza Corporation, Endosonics Corporation and Collagen Corporation ("Collagen").


     Ms. Murray was elected to the Company's Board of Directors in February 1995. She has been employed by Northwestern Memorial Hospital since 1986 and currently serves as its Executive Vice President and Chief Operating Officer. Prior to 1986, Ms. Murray was Senior Vice President at St. Joseph Hospital.

     Mr. Palefsky has served as a director of the Company since 1985 and Chairman of the Board of Directors and Chief Executive Officer of Collagen, a biomedical device manufacturer, since February 1995. He was president, Chief Executive Officer and director of Collagen from 1978 to 1995. Prior to joining Collagen Corporation, Mr. Palefsky was with Alza Corporation of Palo Alto, California from 1973 to 1978, where he held a variety of management positions, the last of which was Vice President of Marketing. Prior to 1973, Mr. Palefsky held the position of Assistant to the President of Whitehall Laboratories, a division of American Home Products. He is also a director of Calgene, Inc., Sequana Therapeutics, Inc. and Innovasive Devices, Inc.


     Mr. Randall joined the Company in June 1989 as President and Chief Executive Officer and a director, and served as Chief Financial Officer of the Company from July 1991 to June 1992. Mr. Randall served as President and Chief Executive Officer of the Company until May 1993 and as Chairman of the Board of Directors of the Company from April 1993 to May 1994. Mr. Randall has served as President, Chief Executive Officer and a director of Innovasive Devices, Inc., a medical device manufacturer, since January 1994. Prior to joining Target, he served in various capacities with Trimedyne, Inc., a cardiovascular laser company, Baxter and the U.S.C.I. Division of C.R. Bard, Inc., a medical products company. Mr. Randall currently serves as Chairman of the Board of Directors of Conceptus, Inc., and is also a director of Neuro Navigational Corporation.



     Mr. Villforth has served as a director of the Company since September 1992. He has been President of The Food and Drug Law Institute in Washington, D.C., a non-profit association providing education with regard to U.S. Food and Drug Administration ("FDA") regulations, since January 1991. Prior to that time, Mr. Villforth served as Executive Director of The Food and Drug Law Institute from September 1990 to January 1991. From July 1982 to September 1990, Mr. Villforth served as Director of the Center for Devices and Radiological Health at the FDA. He is also a director of MiniMed Inc.


BOARD MEETINGS AND CERTAIN COMMITTEES

     The Board of Directors of the Company held a total of six (6) meetings during the fiscal year ended March 31, 1996. While the Board of Directors has an Audit Committee and a Compensation Committee, there is no nominating committee or committee performing the functions of a nominating committee.

     The Audit Committee reviews the adequacy of the Company's internal controls and meets periodically with management and the independent auditors. This Committee, which currently consists of directors Palefsky and Randall, held five
(5) meetings during fiscal 1996.

     The Compensation Committee recommends salaries, incentives and other forms of compensation for directors, officers and other employees of the Company, administers the Company's various incentive compensation and benefit plans (including stock plans) and recommends policies relating to such incentive compensation and benefit plans. This Committee, which consists of directors Davis and Murray, held eight (8) meetings during fiscal 1996.

     No incumbent director attended fewer than 75 percent of the aggregate number of meetings (held while such director was a member) of the Board of Directors and of the committees, if any, upon which such director served in fiscal 1996, except that Mr. Villforth attended four (4) of the six (6) meetings of the Board of Directors held during the year.

     The Company currently pays each of its six non-employee directors, Mr. Davis, Ms. Murray, Mr. Palefsky, Mr. Randall, Dr. Strother and Mr. Villforth, a monthly retainer of $1,000, along with a fee of $1,000 for each Board of Directors meeting attended in person, $500 for each committee meeting attended in person and $250 for each Board of Directors or committee meeting attended via telephone conference call. Each eligible non-employee director participates in the Company's 1991 Director Option Plan, pursuant to which non-employee directors are automatically granted options to purchase shares of Common Stock of the Company on the terms and conditions set forth in such plan. See "PROPOSAL NO. 3 -- AMENDMENTS TO 1991 DIRECTOR OPTION PLAN." During the year ended March 31, 1996, each of Messrs. Davis, Palefsky, Randall, Strother and Villforth were granted options to purchase 4,000 shares of Common Stock at an exercise price of $17.875 per share (as adjusted to reflect the Company's two-for-one share stock split effected in December 1995 (the "Stock Split")). All directors are reimbursed for expenses actually incurred in attending meetings of the Board of Directors and its committees.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED ABOVE.

                                PROPOSAL NO. 2:

                    AMENDMENTS TO THE 1988 STOCK OPTION PLAN


     At the Annual Meeting, the Company's stockholders are being asked to approve an amendment to the 1988 Stock Option Plan (the "1988 Option Plan") that would increase the shares of Common Stock reserved for issuance thereunder by 1,500,000 shares, to an aggregate of 5,900,000 shares that have been reserved from time to time under the 1988 Option Plan, as adjusted to reflect the Stock Split.


GENERAL

     The 1988 Option Plan was adopted by the Board of Directors in May 1988 and approved by the stockholders in June 1988. In December 1991, the Board of Directors amended the 1988 Option Plan to increase the number of shares reserved thereunder by 200,000 shares, to a total of 1,200,000 shares. This amendment was approved by the Company's stockholders in January 1992. In August 1992, the Board of Directors further amended the 1988 Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares, to a total of 1,700,000 shares. This amendment was approved by the Company's stockholders in October 1992. In May 1994, the Board of Directors amended the 1988 Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares, to a total of 2,200,000 shares, and to make such other changes in response to changes in federal tax law. These amendments were approved by the Company's stockholders in August 1994. In December 1995, the Company effected the Stock Split pursuant to which the shares then reserved for issuance pursuant to the 1988 Option Plan and all options outstanding under the 1988 Option Plan were adjusted proportionately. In May 1996, the

Board of Directors amended the 1988 Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,500,000 shares, to a total of 5,900,000 shares, on a post-split basis, which amendment is the subject of this proposal.

     The Board of Directors believes that, in order to attract qualified employees to the Company and to provide incentive to its current employees, it is necessary to grant options to purchase Common Stock to such employees pursuant to the 1988 Option Plan. Stockholders are being asked to approve the amendments to the 1988 Option Plan at the Annual Meeting.

     Options granted under the 1988 Option Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement.

     The 1988 Option Plan is not a qualified deferred compensation plan under
Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     As of May 31, 1996, without giving effect to the May 1996 amendment to the 1988 Option Plan, a total of 2,287,953 shares had been issued upon exercise of options granted under the 1988 Option Plan, options for 1,935,044 shares were outstanding under the 1988 Option Plan and 177,003 shares remained available for future grants. Shares not purchased under an option prior to its expiration will be available for future option grants under the 1988 Option Plan. As of May 31, 1996, the aggregate fair market value of shares subject to outstanding options was $95,784,678, based upon the closing price of the Common Stock as reported on the Nasdaq National Market on such date.

     During the fiscal year ended March 31, 1996, options to purchase an aggregate of up to 313,412 shares of Common Stock were granted pursuant to the 1988 Option Plan to the Company's current executive officers (eleven persons as of June 14, 1996), and options to purchase an aggregate of up to 257,533 shares of Common Stock were granted to the Company's other employees and consultants as a group (180 persons as of March 31, 1996). Each of the Company's current directors who are not executive officers (six persons) are non-employee directors and as such are not eligible to participate in the 1988 Option Plan. However, options to purchase an aggregate of up to 20,000 shares of Common Stock were granted to such directors during fiscal 1996 under the Company's 1991 Director Option Plan as discussed below under "PROPOSAL NO. 3 -- AMENDMENTS TO 1991 DIRECTOR OPTION PLAN." For information with respect to options to purchase Common Stock of the Company granted in the fiscal year ended March 31, 1996 under the 1988 Option Plan to the Company's Chief Executive Officer, and the four other most highly compensated executive officers of the Company whose annual salary and bonus exceeded $100,000 for fiscal 1996, see "COMPENSATION OF EXECUTIVE OFFICERS -- STOCK OPTION GRANTS IN LAST FISCAL YEAR." Subsequent to the end of fiscal 1996, options to purchase 81,400 shares of Common Stock were granted to the Company's current executive officers and options to purchase 168,578 shares of Common Stock were granted to the Company's other employees. The actual benefits, if any, to the holders of stock options issued under the 1988 Option Plan are not determinable prior to exercise as the value, if any, of such stock options to their holders is represented by the difference between the market price of a share of the Company's Common Stock on the date of exercise and the exercise price of a holder's stock option, as set forth below.

PURPOSE

     The purposes of the 1988 Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

ADMINISTRATION

     The 1988 Option Plan may be administered by the Board of Directors or by a committee (or subcommittee in certain instances) of the Board of Directors. The 1988 Option Plan is currently being administered by the Board of Directors and the Compensation Committee of the Board of Directors. The

Compensation Committee has the exclusive authority to grant stock options and otherwise administer the 1988 Option Plan with respect to the Company's directors and officers eligible to participate in the 1988 Option Plan. If all members of the Compensation Committee do not meet the definition of "outside directors" under Code Section 162(m), a subcommittee of the Compensation Committee consisting of such "outside directors" will have the exclusive authority to grant stock options and otherwise administer the 1988 Option Plan with respect to "covered employees" described in Code Section 162(m). Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the 1988 Option Plan. All questions of interpretation of the 1988 Option Plan are determined by the Board of Directors or its committee and its decisions are final and binding upon all participants.

ELIGIBILITY

     The 1988 Option Plan provides that either incentive stock options or nonstatutory stock options may be granted to employees (including officers and directors who are also employees) of the Company or any of its subsidiaries. In addition, the 1988 Option Plan provides that nonstatutory stock options may be granted to consultants (not including directors who are not compensated for their services or are paid only a director's fee by the Company) of the Company or any of its subsidiaries. The Board of Directors or its committee selects the optionees and determines the number of shares to be subject to each option. In making such determination, there are taken into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company, and other relevant factors.

     The 1988 Option Plan provides that the maximum number of shares of Common Stock which may be granted under options to any one employee during any fiscal year shall be 500,000, subject to adjustment as provided in the 1988 Option Plan. To the extent than an optionee would have the right in any calendar year to exercise for the first time one or more incentive stock options for shares having an aggregate fair market value (under all plans of the Company and determined for each share as of the date the option to purchase the share was granted) in excess of $100,000, such excess options shall be treated as nonstatutory stock options.

TERMS OF OPTIONS

     Each option is evidenced by a stock option agreement between the Company and the optionee. Each option is subject to the following additional terms and conditions:

          (a) Exercise of the Option. The Board of Directors or its committee determines when options may be exercised. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering of payment of the purchase price. The purchase price of the shares purchased upon exercise of an option shall be paid in consideration of such form as is determined by the Board of Directors or its committee and specified in the option agreement, and such form of consideration may vary for each option.

          (b) Exercise Price. The exercise price under the 1988 Option Plan is determined by the Board of Directors or its committee and may not be less than 100 percent of the fair market value of the Common Stock on the date the option is granted. The fair market value per share is equal to the closing price on the Nasdaq National Market on the date of grant. In the case of an incentive stock option granted to an optionee who owns more than ten percent of the voting power of all classes of stock of the Company, its parent or subsidiaries, the exercise price must not be less than 110 percent of the fair market value on the date of the grant.

          (c) Termination of Employment. If the optionee's employment or consulting relationship terminates for any reason other than disability or death, options under the 1988 Option Plan may be exercised not later than thirty days (or such other period of time not exceeding three months in the case of an incentive stock option or six months in the case of a nonstatutory stock option as is determined by the Board of Directors or its committee at the time of grant) after such termination and may be exercised only to the extent the option was exercisable on the date of termination. In no event may an option be exercised by any person after the expiration of its term.

          (d) Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her total and permanent disability, options may be exercised within six months (or such other period of time not exceeding twelve months as is determined by the Board of Directors or its committee) of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after its termination date.


          (e) Death. Under the 1988 Option Plan, if an optionee should die while employed or retained by the Company or during the thirty day period (or such other period of time not exceeding three months as is determined by the Board of Directors or its Committee) following termination of the optionee's employment or consulting relationship, options may be exercised within six months after the date of death to the extent the options would have been exercisable (i) twelve months after the date of death, in the case of an optionee who dies while employed or retained by the Company, or
     (ii) on the date of termination of employment or consulting relationship, in the case of an optionee who dies within thirty days after termination of employment or consulting relationship.


          (f) Termination of Options. The 1988 Option Plan provides that options granted under the 1988 Option Plan have the term provided in the option agreement. In general, these agreements currently provide for a term of ten years. Incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than ten percent of the total combined voting power of all classes of stock of the Company, its parents or subsidiaries, may not in any case have a term of more than five years. No option may be exercised by any person after its expiration.

          (g) Option Not Transferable. An option is nontransferable by the optionee other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime and in the event of the optionee s death by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death.

          (h) Acceleration of Options. In the event of a merger or consolidation in which the Company is not the surviving entity, the Board of Directors is obligated to either accomplish a substitution or assumption of options or give thirty days notice of the acceleration of the optionee's right to exercise his or her outstanding options as to some or all of the optioned stock at any time within thirty days of such notice.

          (i) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1988 Option Plan as may be determined by the Board of Directors or its committee.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION


     In the event any change, such as a stock split or dividend, is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option, the number of shares subject to each option, the annual limitation on grants to employees, as well as the number of shares available for issuance under the 1988 Option Plan. In the event of the proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Board of Directors or its committee.


AMENDMENT AND TERMINATION

     The Board of Directors may amend the 1988 Option Plan at any time or from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval is required for any amendment to the 1988 Option Plan that increases the number of shares that may be issued under the 1988 Option Plan, modifies the standards of eligibility, modifies the limitation on grants to employees described in the 1988 Option Plan or results in other changes which would require stockholder approval to qualify options granted under the 1988 Option Plan as performance-based compensation under Section

162(m) of the Code, or, so long as the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), materially increases the benefits to participants that may accrue under the 1988 Option Plan. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the 1988 Option Plan. The 1988 Option Plan will terminate in April 1998, provided that any options then outstanding under the 1988 Option Plan will remain outstanding until they expire by their terms.

FEDERAL INCOME TAX ASPECTS OF THE 1988 OPTION PLAN

     Options granted under the 1988 Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory stock options.

     If an option granted under the 1988 Option Plan is an incentive stock option, under Federal tax laws the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise, although the exercise of an incentive stock option may give rise to alternative minimum tax. The Company will not be allowed a deduction for Federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain under Federal tax laws. If these holding periods are not satisfied, the optionee will recognize ordinary income under Federal tax laws equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or ten percent stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized under Federal tax laws as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. The current federal tax rate on long-term capital gains is capped at 28 percent. Capital losses are allowed under Federal tax laws in full against capital gains plus $3,000 of other income.

     All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income under Federal tax laws at the time he or she is granted a nonstatutory option. However, upon its exercise, under Federal tax laws the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or ten percent stockholder of the Company, the date of taxation under Federal tax laws may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's tax basis (exercise price plus the income recognized upon exercise) will be treated under Federal tax laws as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee upon the exercise of a nonstatutory stock option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Directors' Option Plan, does not purport to be complete, and does not discuss the income tax laws of any municipality, state or foreign country in which an optionee may reside.

REQUIRED VOTE

     The approval of the amendment to the 1988 Option Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE 1988 STOCK OPTION PLAN.

                                PROPOSAL NO. 3:

                    AMENDMENTS TO 1991 DIRECTOR OPTION PLAN

     At the Annual Meeting, the Company's stockholders are being asked to approve amendments to the 1991 Director Option Plan (the "Directors' Option Plan") that would make certain changes to the formulas pursuant to which options are granted under the Directors' Option Plan and to the provisions regarding adjustments necessitated by changes in the Company's capital structure.

GENERAL

     The Directors' Option Plan was adopted by the Board of Directors in December 1991 and approved by the stockholders in January 1992. A total of 200,000 shares of Common Stock were initially reserved for issuance under the Directors' Option Plan, as adjusted to reflect the stock split. In June 1996, the Board of Directors adopted amendments to the Directors' Option Plan, subject to approval of the Company's stockholders, to make certain changes to the formulas pursuant to which options are granted under the Directors' Option Plan and to the provisions regarding adjustments necessitated by changes in the Company's capital structure. The stockholders are being asked to approve the amendments at the Annual Meeting.


     As of May 31, 1996, options to purchase 124,000 shares of Common Stock had been granted to the Company's nonemployee directors under the Directors' Option Plan, 108,000 of such options were outstanding, 8,000 options had been exercised and 8,000 options had been cancelled. A total of 84,000 shares remain available for future option grants.


     Employees and employee directors are ineligible to participate in the Directors' Option Plan. During the fiscal year ended March 31, 1996 five of the Company's six nonemployee directors were each granted an option to purchase up to 2,000 shares, (subsequently adjusted to 4,000 shares to reflect the Stock Split), at an adjusted exercise price of $17.875 per share. In addition, in April 1996, pursuant to the terms of the Directors' Option Plan, each of the Company's six nonemployee directors was granted an additional option to purchase up to 2,000 shares, at an exercise price of $61.50 per share.

PURPOSE

     The Directors' Option Plan is designed to provide nonemployee directors with a proprietary interest in the Company, to encourage these individuals to continue to serve the Company as directors and to assist the Company in recruiting highly qualified individuals when vacancies occur on the Board.

ADMINISTRATION

     The Directors' Option Plan is designed to work automatically and not to require administration. However, to the extent administration is necessary, it will be provided by the Board of Directors. No discretion concerning decisions regarding the Directors' Option Plan shall be afforded to any person who is not a "disinterested" person under Rule 16b-3 promulgated under the Exchange Act. The interpretation and construction of any provisions of the Directors' Option Plan by the Board of Directors shall be final and conclusive. Members of the Board receive no additional compensation for their services in connection with the administration of the Directors' Option Plan.

ELIGIBILITY

     The Directors' Option Plan currently provides that each director who is not an employee of the Company or any parent or subsidiary of the Company, other than nonemployee directors as of November 30, 1991, shall be granted an option to purchase 10,000 shares of Common Stock (an "Initial Option") on the date on which the optionee first becomes a director of the Company. On April 1 of each year after the effective date of the plan (April 1, 1992), whether or not a nonemployee director on November 30, 1991, each nonemployee director shall be granted an option to purchase 2,000 shares of Common Stock (an "Annual Option") if, on such date, he or she shall have served on the Company's Board of Directors for at least six months. The Board of Directors has adopted certain amendments, described below, that would increase the number of shares of Common Stock subject to each Annual Option, which amendments are being submitted for approval by the Company's stockholders at the Annual Meeting. See "Amendments to Reflect Further Adjustments Upon Changes in Capitalization."

     Except for automatic option grants under the Directors' Option Plan, nonemployee directors will not be eligible to receive any additional option grants or stock issuances under the Directors' Option Plan or any other stock plan of the Company. The Directors' Option Plan provides for neither a maximum nor a minimum number of shares subject to options that may be granted to any one nonemployee director, but does provide for the number of shares which may be included in any grant and the method of making a grant.

TERMS OF OPTIONS

     Options granted under the Directors' Option Plan have a term of ten years. Each option is evidenced by an option agreement between the Company and the director to whom such option is granted and is subject to the following additional terms and conditions:

          (a) Rule 16b-3. Options granted to directors must comply with the applicable provisions of Rule 16b-3, or any successor thereto, and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Directors' Option Plan transactions.

          (b) Exercise of the Option. The Initial Options become exercisable cumulatively to the extent of 33 1/3 percent of the shares subject to the option on each of the first three anniversaries of the date of grant. The Annual Options become exercisable in whole on the third anniversary of the date of grant. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option is determined by the Board and may consist of (i) cash, (ii) check, (iii) promissory note, (iv) an exchange of shares of the Company's Common Stock held for at least six months, (v) delivery of a properly executed exercise notice together with such documentation necessary to effect an exercise of the option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (vi) delivery of an irrevocable subscription agreement which obligates the optionee to take and pay for the shares not more than twelve months later, (vii) a combination of the foregoing methods or (viii) such other consideration and method of payment permitted by applicable law.

          (c) Exercise Price. The per share exercise price of options under the Directors' Option Plan is 100 percent of the fair market value of the Company's Common Stock on the date of grant. The fair market value is determined based upon the closing sales price of the Company's Common Stock on the Nasdaq National Market on the date the option is granted.

          (d) Termination of Status as a Director. The Directors' Option Plan provides that if an optionee ceases to serve as a director of the Company, the option may be exercised within three months after the date he or she ceases to be a director as to all or part of the shares that the optionee was entitled to exercise at the date of such termination.

          (e) Death. In the event of the death of an optionee, the option may be exercised by the optionee's estate or beneficiary at any time within six months after death, but only to the extent that the option would have been exercisable at the time of death.

          (f) Disability. If an optionee is unable to continue his or her service as a director of the Company as a result of his or her total and permanent disability, the option may be exercised at any time within six months after the date of his or her termination, but only to the extent he or she was entitled to exercise it at the date of such termination.

          (g) Termination of Options. No option is exercisable by any person after the expiration of ten years from the date the option was granted.

          (h) Nontransferability of Options. An option is nontransferable by the optionee, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

          (i) Acceleration of Options. In the event of a proposed sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, the option shall be assumed or an equivalent option shall be substituted by the successor corporation. In the event that the successor does not agree to assume the option or to substitute an equivalent option, the Board of Directors shall declare acceleration of the optionee's right to exercise his or her outstanding option and give thirty days notice of the acceleration of the optionee's right to exercise his or her outstanding options in full at any time within thirty days of such notice.

          (j) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Option Plan as may be determined by the Board of Directors.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each outstanding option. In the event of a proposed dissolution or liquidation of the Company, all options will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. The Board of Directors may, in its sole discretion, make provisions for accelerating the exercisability of the shares subject to an option under the Directors' Option Plan in such event.

AMENDMENTS TO REFLECT FURTHER ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In addition to the foregoing discussion, in order to provide proper incentives for the Company's nonemployee directors, the Company is requesting stockholder approval of the following additional changes to be made to the Directors' Option Plan upon changes in the Company's capitalization:

     1. In the event that the Company effects a reverse stock split or other recapitalization transaction pursuant to which the number of shares of the outstanding capital stock of the Company is combined into a smaller number of shares, the number of shares of Common Stock to be granted pursuant to each Initial Option and each Annual Option shall be adjusted ratably to reflect the Company's new capital structure. For example, in the event that the Company were to effect a one-for-two share reverse stock split, the amount of each Initial Option and each Annual Option to be granted under the Directors' Option Plan would be reduced by 50 percent.

     2. In the event that the Company effects a forward stock split, stock dividend or other recapitalization transaction pursuant to which the number of shares of the outstanding capital stock of the Company is increased into a larger number of shares, the number of shares of Common Stock to be granted pursuant to each Initial Option and each Annual Option shall be adjusted ratably to reflect 50 percent of the changes to the Company's capital structure, up to a maximum of 15,000 shares to be granted pursuant to each Initial Option and 5,000 shares to be granted pursuant to each Annual Option. For example, in the event the Company were to effect another two-for-one share forward stock split (via stock dividend or otherwise), the number of shares to be granted under each Initial Option and each Annual Option would increase by 50 percent (representing one-half of the effect of such stock split on the outstanding stock of the Company), provided that any such adjustment could not increase the grant amounts above the maximum amounts stated in this paragraph.

     3. In light of the Stock Split in December 1995, for which no adjustments to the formula grants under the Directors' Option Plan were made, and the foregoing proposed amendments to the Directors' Option Plan, the amount of each Annual Grant issuable under the Directors' Option Plan will be increased to 3,000 shares.

     4. Because the Company's nonemployee directors on April 1, 1996, received grants under the Directors' Option Plan that were not adjusted to reflect the Stock Split, each such director will receive a one-time grant of 1,000 shares on the date of the Annual Meeting at the fair market value on the date of grant. These options will vest in accordance with the vesting terms of the Annual Options granted to such directors on April 1, 1996. With these additional grants, the Company's nonemployee directors will have received the equivalent of what they would have received if the Annual Option grants on April 1, 1996, had been adjusted to reflect the Stock Split in accordance with the proposed amendments discussed above.

     The foregoing amendments have no effect on the options currently outstanding under the Directors' Option Plan.

AMENDMENT AND TERMINATION

     The Board of Directors may amend the Directors' Option Plan at any time, or from time to time, or may terminate it without approval of the stockholders, but no amendment or termination shall be made that would impair the rights of any optionee under any prior grant without his or her consent. In addition, the Company shall obtain stockholder approval of any amendment to the Directors' Option Plan in such a manner and to the extent necessary to comply with Rule 16b-3 under the Exchange Act, the provisions of the Code or any other applicable law or regulation. Further, the provisions of the Directors' Option Plan concerning the grants of options under the Directors' Option Plan may not be amended more than once every six months other than to comply with changes in the Code or ERISA. In any event, the Directors' Option Plan will terminate in December 2001.

TAX INFORMATION

     Options granted under the Directors' Option Plan are nonstatutory stock options. An optionee will not recognize any taxable income under Federal tax laws at the time he is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. Because the optionee is a director of the Company, the date of taxation (and the date of measurement of taxable ordinary income) may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain (or loss). The current Federal tax rate on long-term capital gains is capped at 28 percent, which will be long-term capital gain (or loss) if the sale occurs more than one year after exercise of the option as short-term capital gain if sold earlier. Capital losses are allowed in full against capital gains plus $3,000 of other income. The Company will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Directors' Option Plan, does not purport to be complete, and does not discuss the income tax laws of any municipality, state or foreign country in which an optionee may reside.

REQUIRED VOTE

     The approval of the amendments to the Directors' Option Plan requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE DIRECTORS' OPTION PLAN. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THE APPROVAL OF THE AMENDMENTS TO THE DIRECTORS' OPTION PLAN.

                                 PROPOSAL NO. 4

              AMENDMENTS TO THE 1991 EMPLOYEE STOCK PURCHASE PLAN


     At the Annual Meeting, the Company's stockholders are being asked to approve amendments to the Company's 1991 Employee Stock Purchase Plan (the "Purchase Plan") to (i) increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares, to a total of 300,000 shares, as adjusted to reflect the Stock Split, (ii) remove the five month waiting period for an employee to become eligible to participate in the Purchase Plan, (iii) increase the rate of contribution allowed from ten percent to twelve percent of a participants eligible compensation, and (iv) increase the duration of an offering period from six months to twelve months. The Purchase Plan provides for employee purchases of the Company's Common Stock through accumulated payroll deductions. Employees make such purchases by participation in regular offering periods from which they may withdraw at any time. The amendments will provide sufficient additional stock and additional benefit to employees to continue the Company's policy of equity ownership by employees as an incentive for employees to exert maximum efforts for the success of the Company.


GENERAL

     The Purchase Plan was adopted by the Board of Directors in December 1991 and approved by the stockholders in January 1992. A total of 200,000 shares of Common Stock were initially reserved for issuance under the Purchase Plan, as adjusted to reflect the Stock Split. In May 1995, the Board of Directors amended the Purchase Plan, subject to approval of the Company's stockholders, to increase the number of shares reserved for issuance by 100,000 shares, to a total of 300,000 shares. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of
Section 423 the Code. The Purchase Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of ERISA.

     As of May 31, 1996, a total of 106,290 shares had been issued to the Company's employees under the Purchase Plan and 93,710 shares remain available for future issuance. The average per share issuance price for shares purchased by employees under the Purchase Plan to date was approximately $11.95, as adjusted for the Stock Split, and the total net value realized by employees as a group from the purchase of such shares was $2,004,195. As of May 31, 1996, approximately 368 employees were eligible to participate in the Purchase Plan, of which 189 were participating.

PURPOSE

     The purpose of the Purchase Plan is to provide employees of the Company (and any of its subsidiaries designated by the Board of Directors) who participate in the Purchase Plan with an opportunity to purchase Common Stock of the Company through payroll deductions.

ADMINISTRATION

     The Purchase Plan may be administered by the Board of Directors or a committee appointed by the Board of Directors. All questions of interpretation of the Purchase Plan are determined by the Board of Directors or its committee, and its decisions are final and binding upon all participants. Members of the Board of Directors or its committee who are eligible employees are permitted to participate in the Purchase Plan, provided that any such eligible member may not vote on any matter affecting the administration of the Purchase Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the Purchase Plan. No charges for administrative or other costs may be made against the payroll deductions of a participant in the Purchase Plan. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Purchase Plan.

ELIGIBILITY


     Any person who is customarily employed by the Company (or any of its majority-owned subsidiaries) for at least 20 hours per week and more than five months in any calendar year is eligible to participate in the Purchase Plan after being employed by the Company for at least five months, provided that the employee is employed on the first day of an offering period and subject to certain limitations imposed by Section 423(b) of the Code. See "Purchase of Stock; Exercise of Option." The Board of Directors has adopted an amendment, described below, that will eliminate the requirement that a participant have been employed for at least five months, which amendment is being submitted for approval by the Company's stockholders at the Annual Meeting. See "Amendments to the Purchase Plan."


OFFERING DATES

     In general, the Purchase Plan is implemented by a series of six-month offering periods commencing on the first trading day in May and November coinciding with the beginning of the second full pay period in such month. The Board of Directors has the power to change the duration and/or frequency of the offering periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first offering period to be affected. The Board of Directors has adopted an amendment, described below, that will extend the duration of the offering periods to twelve (12) months, each consisting of two six-month purchase periods, which amendment, notwithstanding the Board's power to do so otherwise, is being submitted for approval by the Company's Stockholders at the Annual Meeting. See "Amendments to the Purchase Plan."

PARTICIPATION IN THE PLAN

     Eligible employees may participate in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company at least five business days prior to the applicable offering date, unless a later time for filing the subscription agreement is set by the Board for all eligible employees with respect to a given offering. The subscription agreement currently authorizes payroll deductions of up to ten percent of the participant s eligible compensation on the date of the purchase.

PURCHASE PRICE

     The purchase price per share at which shares are sold under the Purchase Plan is 85 percent of the lower of the fair market value of the Common Stock on the date of commencement of the offering period or on the applicable exercise date. The fair market value shall be the closing price of the Common Stock on the Nasdaq National Market as of such date.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

     The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may be up to ten percent of a participant's eligible compensation received on each payday during the offering period. Eligible compensation is defined in the Purchase Plan to include the regular straight time gross earnings including payments for overtime, shift premium, incentive compensation, bonuses and commissions, except to the extent exclusion of any of such items for all participants is directed by the Board of Directors. A participant may discontinue his or her participation in the Purchase Plan at any time during the offering period prior to an exercise date, and may decrease or increase the rate of his or her payroll deductions once during the offering period by completing and filing a new subscription agreement. Payroll deductions shall commence on the first payroll following the offering date and shall end on the last payroll paid on or prior to the exercise date of the offering to which the subscription agreement is applicable, unless sooner terminated by the participant as provided under termination. No interest accrues on the payroll deductions of a participant in the Purchase Plan. The Board of Directors has adopted an amendment, described below, that will increase the maximum permitted deduction from ten percent to twelve percent of eligible compensation, which amendment is being submitted for approval by the Company's Stockholders at the Annual Meeting. See "Amendments to the Purchase Plan."

PURCHASE OF STOCK; EXERCISE OF OPTION

     By executing a subscription agreement to participate in the Purchase Plan, the participant is entitled to have shares placed under option. The maximum number of shares placed under option to a participant in an offering period is the number determined by dividing $25,000 by the fair market value of one share of the Company's Common Stock on the offering date. Within this limit, the number of shares purchased by a participant will be determined by dividing the amount of the participant's total payroll deductions accumulated during each annual exercise period by the lower of (i) 85% of the fair market value of the Common Stock at the beginning of the offering period, or (ii) 85% of the fair market value of the Common Stock on the applicable exercise date. See "Payment of Purchase Price; Payroll Deductions" for additional limitations on payroll deductions. Unless the participant's participation is discontinued, each participant's option for the purchase of shares will be exercised automatically at the end of each exercise period at the applicable price. See "Withdrawal." Notwithstanding the foregoing, no participant shall be permitted to subscribe for shares under the Purchase Plan if immediately after the grant of the option he or she would own 5% or more of the voting power or value of all classes of stock of the Company or of a parent or of any of its subsidiaries (including stock which may be purchased under the Purchase Plan or pursuant to any other options), nor shall any participant be granted an option which would permit the participant to buy pursuant to the Purchase Plan more than $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) in any calendar year. Furthermore, if the number of shares which would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the available shares shall be made in as equitable a manner as is practicable.

WITHDRAWAL

     While each participant in the Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, the participant's interest may be increased or decreased once during any given offering period by completing and filing a new subscription agreement with the Company. In addition, a participant's interest may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable six-month period prior to an exercise date under the Purchase Plan, unless the subscription agreement was made irrevocably by the participant (at his or her own election).

     Any withdrawal by the participant of accumulated payroll deductions for a given offering period automatically terminates the participant's interest in that offering period. In effect, the participant is given an installment option, for a maximum number of shares, which may or may not be exercised at the end of each six-month exercise period. However, unless the participant actively withdraws from the offering period, the option will be exercised automatically at the end of each exercise period, and the maximum number of full shares purchasable (within the limits of the Purchase Plan) with the participant's accumulated payroll deductions will be purchased for that participant at the applicable price.

     A participant's withdrawal from an offering period does not have an effect upon such participant's eligibility to participate in subsequent offering periods under the Purchase Plan; however, the participant may not re-enroll in the same offering period after withdrawal. Officers, directors and other persons subject to Section 16 of the Exchange Act may not re-enroll for a period of six months after withdrawal.

TERMINATION OF EMPLOYMENT

     Upon termination of the participant's continuous status as an employee prior to the exercise date of an offering period for any reason, including retirement or death, the contributions credited to his or her account will be returned to him or her, without interest, or, in the case of his or her death, to the person or persons entitled thereto, and his or her option will be automatically terminated.

     In the event an employee fails to remain in continuous status as an employee of the Company for at least twenty (20) hours per week during the offering period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Purchase Plan and the contributions credited to his or her account will be returned to him or her, without interest, and his or her option terminated.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change, such as a stock split or stock dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustments will be made in the shares subject to purchase and in the purchase price per share, as well as in the number of shares available for issuance under the Purchase Plan. In the event of the proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Board of Directors or its committee.

NONTRANSFERABILITY

     No rights or accumulated payroll deductions of a participant under the Purchase Plan may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.

REPORTS

     Individual accounts will be maintained for each participant in the Purchase Plan. Each participant shall receive at least annually a report of such participant's account setting forth the total amount of payroll deductions accumulated, the per share purchase price and the number shares purchased and the remaining cash balance, if any, to be returned or carried over to the next offering period.

AMENDMENTS TO THE PURCHASE PLAN

     In addition to the foregoing discussion, in order to maintain a competitive benefit plan by which to attract and retain employees and to encourage employee ownership of the Company's Common Stock, the following amendments to the Purchase Plan are proposed to be effective for the offering period commencing in November 1996:

     1. An employee who is customarily employed by the Company for at least twenty (20) hours per week and more than five (5) months in any calendar year shall be eligible to participate in the Purchase Plan immediately upon commencement of employment.

     2. A Purchase Plan participant shall be entitled to authorize payroll deductions up to twelve percent of the participant's eligible compensation during an offering period.

     3. The Purchase Plan shall be implemented by a series of twelve-month offering periods, each of which shall consist of two consecutive purchase periods of six months duration with the last day of each purchase period being designated a Purchase Date. The number of shares purchased by a participant on a purchase date will be determined by dividing the amount of the participant's total payroll deductions accumulated during the purchase period by the lower of
(i) 85 percent of the fair market value of the Common Stock at the beginning of the offering period (the "Offering Date"), or (ii) 85 percent of the fair market value of the Common Stock on the Purchase Date. If the fair market value on a Purchase Date is less than the fair market value on the Offering Date, a new twelve-month offering period will automatically begin on the first business day following the Purchase Date with a new fair market value. For example, an offering period beginning on November 16, 1996 would have Purchase Dates on May 15 and November 15, 1997. Assume that the fair market value on the Offering Date is $50.00, on the May 15 Purchase Date is $60.00 and on the November 15 Purchase Date is $70.00. A participant will purchase shares on May 15 for $42.50 per share (85 percent of $50.00 -- the lower of the two applicable values). The participant will also purchase shares on November 15 for $42.50 per share (85 percent of $50.00 -- the lower of the two applicable values). A new offering period would then commence on November 16, 1997, with an initial fair market value of $70.00.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board of Directors may at any time amend or terminate the Purchase Plan, except that such termination shall not affect options previously granted nor may any amendment make any change in any option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the Purchase Plan without prior approval of the stockholders of the Company if such amendment would increase the number of shares reserved under the Purchase Plan, permit a new class of employees to participate in the Purchase Plan or make any other change to the Purchase Plan for which stockholder approval is required to comply with the rules regarding "discretionary plans" under Section 16 of the Exchange Act and Rule 16b-3 or under Section 423 of the Code (or any successor provisions thereto).

FEDERAL INCOME TAX ASPECTS OF THE PURCHASE PLAN

     General Tax Information. The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify for the federal income tax treatment provided to employee stock purchase plans and their participants under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount which depends upon the holding period of the shares. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15 percent of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of either of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on whether or not the disposition occurs more than one year after the date the shares are purchased. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by a participant upon a sale or disposition of shares prior to the expiration of the holding periods described above. Capital losses are allowed in full against capital gains plus $3,000 of other income.


     Officers Subject to Section 16(b) Liability. In the case of a participant who is subject to Section 16(b) of the Exchange Act, the Purchase Date for purposes of calculating such participant's compensation income and the beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to participating in the Purchase Plan or selling shares issued pursuant to such plan.


     The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.


     The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the purchase and sale of shares under the Purchase Plan, does not purport to be complete, and does not discuss the income tax laws of any municipality, state or foreign country in which a participant may reside.


REQUIRED VOTE

     The affirmative vote of the holders of a majority of the Common Stock present or represented by proxy at the Annual Meeting is required to approve the amendments to the Purchase Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE PURCHASE PLAN. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THE APPROVAL OF THE AMENDMENTS TO THE PURCHASE PLAN.

                                 PROPOSAL NO. 5

                 AMENDMENT OF THE CERTIFICATE OF INCORPORATION
                    TO INCREASE THE AUTHORIZED COMMON STOCK

     At the Annual Meeting, the Company's stockholders are being asked to approve an amendment to the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 25,000,000 to 120,000,000. In May 1996, the Board of Directors authorized the foregoing amendment of the Certificate of Incorporation to increase the authorized Common Stock, subject the approval of the Company's stockholders.

     The Certificate of Incorporation of the Company, as amended and presently in effect, authorizes the issuance of 25,000,000 shares of Common Stock, $0.0025 par value per share, and 2,000,000 shares of Preferred Stock, $0.001 par value per share. As of the Record Date, there were 14,807,253 shares of Common Stock outstanding and 10,192,747 shares of Common Stock were authorized but unissued. Of the unissued shares, 4,038,751 shares were reserved for issuance pursuant to the Company's various stock plans, leaving a balance of approximately 6,153,996 authorized, unissued, unreserved and uncommitted shares of Common Stock.

PURPOSES AND EFFECTS


     The Board of Directors believes that the increase in the number of authorized shares of Common Stock will provide greater flexibility for the Board of Directors to declare stock dividends or stock splits, use stock for future acquisitions, raise equity capital, adopt additional employee benefit plans or increase the shares available under existing plans or to use the additional shares for other general corporate purposes.



     If approved, the Company's Certificate of Incorporation, as amended, will be amended to increase the authorized shares of Common Stock of the Company to 120,000,000. No change in the authorized Preferred Stock is being proposed. The proposed shares of Common Stock for which authorization is sought would be part of the existing class of such stock and would have no effect upon the terms of the Common Stock or the rights of the holders of such stock. If this proposed amendment is adopted, the additional authorized shares of Common Stock will be available for issuance from time to time at the discretion of the Board of Directors without further action by the stockholders, although use of such shares for certain employee benefit plans or other transactions may require shareholder approval. The proposed additional authorized shares of Common Stock would have the same rights and privileges as the shares of Common Stock presently outstanding. Holders of the Company's Common Stock do not have preemptive rights to purchase additional shares of Common Stock.

REQUIRED VOTE

     The approval of the amendment to the Certificate of Incorporation to increase the authorized Common Stock requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THE APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK.

                                PROPOSAL NO. 6:

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has appointed Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending March 31, 1997, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Ernst & Young LLP has audited the Company's financial statements annually since fiscal 1985. Representatives of Ernst & Young LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and to respond to appropriate questions.

REQUIRED VOTE

     The ratification of the appointment of Ernst & Young LLP as independent auditors for the Company requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY. THE EFFECT OF AN ABSTENTION IS THE SAME AS THAT OF A VOTE AGAINST THE PROPOSAL.

                               OTHER INFORMATION

                             COMMON STOCK OWNERSHIP
                  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of the Company's Common Stock as of May 31, 1996 as to (i) each person who is known by the Company to own beneficially more than five percent of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the executive officers named in the Summary Compensation Table beginning on page 22, and (iv) all directors and executive officers as a group.

                                                                           SHARES BENEFICIALLY
                                                                                 OWNED(1)
                 FIVE PERCENT STOCKHOLDERS, DIRECTORS,                   ------------------------
                NAMED EXECUTIVE OFFICERS, AND DIRECTORS                                PERCENT OF
                   AND EXECUTIVE OFFICERS AS A GROUP                      NUMBER        TOTAL(2)
- -----------------------------------------------------------------------  ---------     ----------
Collagen Corporation...................................................  1,605,888        10.9%
2500 Faber Place
Palo Alto, CA 94303
Charles M. Strother, M.D.(3)...........................................      7,000        *
William G. Davis(4)....................................................  1,642,370        11.1%
3532 Bay Road So. Drive
Indianapolis, IN 46240
Kathleen Murray, M.S.N.................................................      6,667        *
Howard D. Palefsky(5)..................................................  1,609,888        10.9%
Collagen Corporation
2500 Faber Place
Palo Alto, California 94303
Richard D. Randall.....................................................     16,710        *
John C. Villforth(3)...................................................     24,000        *
Gary R. Bang(6)........................................................    217,166         1.4%
Erik T. Engelson(7)....................................................    138,740        *
Abhijit Acharya, Ph.D.(8)..............................................     37,240        *
Edward R. LeMoure(9)...................................................    106,405        *
Timothy C. Mills, Ph.D.(10)............................................     44,163        *
All directors and executive officers as a group (19 persons)(11).......  2,371,787        15.5%

- ---------------
  *  Less than one percent.

 (1) The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the other footnotes to this table.

 (2) As of May 31, 1996, 14,782,718 shares were issued and outstanding.

 (3) Represents shares issuable upon exercise of options exercisable within 60 days of May 31, 1996.

 (4) Includes 1,605,888 shares held by Collagen which Mr. Davis could be deemed to own beneficially by virtue of his position as a director of Collagen. Mr. Davis disclaims beneficial ownership of such shares. Also includes 16,482 shares issuable upon exercise of options exercisable within 60 days of May 31, 1996.

 (5) Includes 1,605,888 shares held by Collagen which Mr. Palefsky could be deemed to own beneficially by virtue of his position as Chairman, Chief Executive Officer and a director of Collagen. Mr. Palefsky disclaims beneficial ownership of such shares.

 (6) Includes 214,302 shares issuable upon exercise of options exercisable within 60 days of May 31, 1996.

 (7) Includes 42,073 shares issuable upon exercise of options exercisable within 60 days of May 31, 1996.

 (8) Includes 24,740 shares issuable upon exercise of options exercisable within 60 days of May 31, 1996.

 (9) Includes 41,499 shares issuable upon exercise of options exercisable within 60 days of May 31, 1996.

(10) Includes 28,673 shares issuable upon exercise of options exercisable within 60 days of May 31, 1996.

(11) Includes an aggregate of 513,612 shares issuable upon exercise of options exercisable within 60 days of May 31, 1996. Also includes 1,605,888 shares held by Collagen. See footnotes (4) and (5).

                       COMPENSATION OF EXECUTIVE OFFICERS

     All share amounts and per share figures set forth in the following tables have been adjusted, where necessary, to reflect the Stock Split.

                           SUMMARY COMPENSATION TABLE

     The following table shows the compensation received by the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company for the fiscal year ended March 31, 1996 and the compensation received by each such individual for the Company's two prior fiscal years.


                                                                                 LONG-TERM
                                                                               COMPENSATION
                                                                                  AWARDS
                                                            ANNUAL             -------------
                                                        COMPENSATION(1)         SECURITIES        ALL OTHER
                                                     ---------------------      UNDERLYING       COMPENSATION
       NAME AND PRINCIPAL POSITION          YEAR     SALARY($)    BONUS($)     OPTIONS(#)(2)      ($)(3)(4)
- ------------------------------------------  -----    --------     --------     -------------     ------------
Gary R. Bang..............................   1996    $227,865     $168,000         62,100          $     --
  President, Chief Executive Officer         1995     198,195      114,000         87,100                --
  and Director                               1994     155,776       49,875        225,000            82,878
Erik T. Engelson..........................   1996     156,624       90,000         32,100                --
  Senior Vice President, Operations          1995     143,270       68,569         52,100                --
  and Research and Development               1994     136,781       45,000         25,000                --
Abhijit Acharya, Ph.D.....................   1996     148,758       78,400         22,800                --
  Vice President, Regulatory, Quality        1995     116,879       47,000         72,800            96,200
  and Clinical Affairs                       1994          --           --             --                --
Edward R. LeMoure.........................   1996     131,606       68,700         22,000                --
  Vice President and General Manager,        1995     124,063       53,000         32,000                --
  International                              1994     114,973       45,000         28,000                --
Timothy C. Mills, Ph.D....................   1996     127,842       67,200         21,000                --
  Vice President, New Business Development   1995     113,314       50,000         61,000            70,932
  and Chief Scientific Officer               1994          --           --             --                --


- ---------------
(1) Messrs. Bang, Acharya and Mills commenced employment with the Company on May 3, 1993, June 27, 1994 and April 11, 1994, respectively.

(2) The Company's stock option grants are often based in part upon an officer's performance in the prior fiscal year.

(3) The value of certain perquisites or personal benefits is not included in the amounts disclosed because they did not exceed for any named individual the lesser of either $50,000 or ten percent of total salary and bonus reported for such individual in the Summary Compensation Table.


(4) Amounts shown consist of (i) relocation expenses paid for or reimbursed by the Company with respect to Mr. Bang, Dr. Acharya and Dr. Mills, (ii) a bonus and relocation payment to Mr. Bang of $75,000 upon the commencement of his employment with the Company, and (iii) a bonus payment to Dr. Acharya of $10,000 upon commencement of his employment with the Company.

                    STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information for the named executive officers with respect to grants of options to purchase Common Stock of the Company made during the fiscal year ended March 31, 1996.

                                                    INDIVIDUAL GRANTS(1)                          POTENTIAL
                                    ----------------------------------------------------     REALIZABLE VALUE AT
                                                  % OF TOTAL                                   ASSUMED ANNUAL
                                    NUMBER OF       OPTIONS                                 RATES OF STOCK PRICE
                                    SECURITIES    GRANTED TO                                  APPRECIATION FOR
                                    UNDERLYING     EMPLOYEES     EXERCISE                  10-YEAR OPTION TERM(3)
                                     OPTIONS       IN FISCAL      PRICE      EXPIRATION    -----------------------
               NAME                 GRANTED(#)      YEAR(2)       ($/SH)        DATE          5%           10%
- ----------------------------------  ----------    -----------    --------    -----------   --------     ----------
Gary R. Bang......................    20,700          3.6%       $  17.50      5/8/05      $227,817     $  577,333
                                      41,400(4)       7.3         31.8125      11/7/05      828,278      2,099,019
Erik T. Engelson..................    10,700          1.9           17.50      5/8/05       117,761        298,428
                                      21,400(4)       3.7         31.8125      11/7/05      428,144      1,085,000
Abhijit Acharya, Ph.D.............     7,600          1.3           17.50      5/8/05        83,643        211,968
                                      15,200(4)       2.7         31.8125      11/7/05      304,102        770,654
Edward R. LeMoure.................     7,000          1.2           17.50      5/8/05        77,040        195,233
                                      15,000(4)       2.6         31.8125      11/7/05      300,101        760,514
Timothy C. Mills, Ph.D............     7,000          1.2           17.50      5/8/05        77,040        195,233
                                      14,000(4)       2.5         31.8125      11/7/05      280,094        709,813

- ---------------
(1) Consist of stock options granted pursuant to the Company's 1988 Stock Option Plan, which generally become exercisable at a rate of 12.50 percent of the shares subject to the option at the end of the first six month period from the date of grant and 6.25 percent quarterly thereafter. The maximum term of each option granted is ten years from the date of grant. The exercise price is equal to the market value of the stock on the grant date.

(2) Based on an aggregate of 570,945 stock options granted to employees during fiscal 1996.

(3) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall market conditions. There is no assurance that the amounts reflected will be realized.

(4) These options vested in full during fiscal 1996 upon the Company's achievement of certain market valuation criteria.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES


     The following table sets forth information for the named executive officers with respect to exercises of options to purchase Common Stock of the Company in the fiscal year ended March 31, 1996.


                                                                     NUMBER OF SECURITIES            VALUE OF
                                                                          UNDERLYING               UNEXERCISED
                                                                         UNEXERCISED               IN-THE-MONEY
                                                                      OPTIONS AT FISCAL         OPTIONS AT FISCAL
                                      SHARES                             YEAR-END(#)              YEAR-END($)(1)
                                    ACQUIRED ON        VALUE            (EXERCISABLE/             (EXERCISABLE/
               NAME                 EXERCISE(#)     REALIZED($)         UNEXERCISABLE)            UNEXERCISABLE)
- ---------------------------------- -------------   --------------   ----------------------   ------------------------
Gary R. Bang......................     28,000        $1,149,470        194,527/151,673         $9,486,024/$6,779,532
Erik T. Engelson..................     40,290         1,367,791         51,089/ 54,111          2,397,299/ 2,268,538
Abhijit Acharya, Ph.D.............     24,500           935,563         19,414/ 51,686            872,495/ 2,245,580
Edward R. LeMoure.................     20,332         1,066,972         36,561/ 37,439          1,745,506/ 1,571,057
Timothy C. Mills, Ph.D............     15,000           551,250         22,797/ 44,203          1,037,100/ 1,888,150

- ---------------
(1) The fair market value of Target's Common Stock at the close of business on March 31, 1996 was $60.625.

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 27 shall not be incorporated by reference into any such filings.

                         COMPENSATION COMMITTEE REPORT

     The following is a report of the Compensation Committee of the Board of Directors (the "Committee") describing the compensation policies applicable to the Company's executive officers during the fiscal year ended March 31, 1996. The Committee recommends salaries, incentives and other forms of compensation for directors, officers and other employees of the Company, administers the Company's various incentive compensation and benefit plans (including stock plans) and recommends policies relating to such incentive compensation and benefit plans. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

EXECUTIVE OFFICER COMPENSATION

     Compensation Policy


     The Company's executive officer compensation policies are designed to attract, motivate and retain senior management by providing an opportunity for competitive, performance-based compensation. Under the Company's Compensation Policy, adopted in fiscal 1993, executive officer compensation consists of competitive base salaries, stock-based incentive opportunities in the form of options to purchase the Company's Common Stock and a bonus plan tied to individual and corporate performance goals. During fiscal 1996, the Company contributed an aggregate of approximately $119,000 in matching 401(k) contributions (up to an aggregate of $400 per participating employee), but the Company currently does not contribute to any other retirement programs on behalf of its employees, including executive officers. The Company has also adopted a plan under which certain employees, including the Company's executive officers, may defer receipt of portions of their salary and bonus until future periods.


     Base Salaries for Fiscal 1995

     In establishing compensation guidelines with respect to base salary, the Company utilized data prepared by an independent consultant to assist it in setting salary levels competitive with those of other medical industry companies, several of which are included in the peer group index in the Company's Performance

Graph on page 27. The Company's Compensation Policy is designed to maintain the base salary of its executive officers within a range that approximates the median of such salary data. Generally, salaries paid to the Company's executive officers in fiscal 1996 were within the targeted range. While it is the Committee's intent to continue to review periodically base salary information to monitor competitive ranges within the applicable market, including consideration of the Company's geographic location and individual job responsibilities, it is further the intent of the Committee to maintain a close relationship between the Company's performance and the base salary component of its executive officers' compensation.

     Stock Option Awards for Fiscal 1996

     The Company's 1988 Stock Option Plan provides for the issuance of stock options to officers and employees of the Company to purchase shares of the Company's Common Stock at an exercise price equal to the fair market value of such stock on the date of grant. The Company's stock options typically vest over a 48-month period in increments of 12.5% after the initial six months and 6.25% quarterly thereafter. Stock options are granted to the Company's executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the stockholders in enhancing the value of the Company's equity.

     During fiscal 1996 the Company granted incentive stock options to certain employees, including executive officers, pursuant to the attainment of certain corporate objectives and which awards were based substantially upon individual and departmental performance during fiscal 1995 and the first half of fiscal 1996 and tenure with the Company. Stock options were granted subsequent to the end of fiscal 1996 to certain employees, including executive officers, on a similar basis with respect to corporate, individual and departmental performance during fiscal 1996 and tenure with the Company.


     In addition, during fiscal 1996 the Company granted incentive stock options to certain key employees, including executive officers, that were to vest at the end of six years or upon the Company's achievement of certain market valuation criteria, which criteria were met prior to the end of the fiscal year.


     Bonus Awards for Fiscal 1996


     In conjunction with the establishment of a fiscal 1996 bonus pool early in the fiscal year, the Committee established certain performance objectives, including corporate profit and departmental goals, which, when met, would result in bonus payments to employees, including executive officers, in varying amounts based upon the degree of achievement of the established objectives and compensation level. In April 1996, the Committee approved bonuses for executive officers and employees in recognition of their efforts in contributing to the Company's fiscal 1996 performance. Bonuses earned by the Company's executive officers in fiscal 1996 ranged from 49.5 percent to 73.7 percent of their respective base salary amounts.


     Compensation of the Chief Executive Officer


     The fiscal 1996 compensation of Gary R. Bang, the Company's Chief Executive Officer ("CEO"), consisted of base salary, a bonus and stock option grants. As with other executive officers of the Company, the amounts of the CEO's stock option and bonus awards are based on attainment of a combination of corporate and individual performance objectives. Mr. Bang's fiscal year-end bonus of $168,000, or 73.7 percent of his base salary, and stock options of 41,400 shares granted in November 1995 and 21,000 shares granted in May 1996, partially in recognition of Mr. Bang's fiscal 1996 performance, reflect the Committee's judgment as to Mr. Bang's personal performance during the fiscal year as well as his role in the attainment of the Company's overall objectives.


     Deductibility of Executive Compensation

     The Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, unless such compensation meets the requirements for the "performance-based" exception to the general rule. Since the cash compensation paid by the Company to each of its executive officers is expected to be well below $1 million and the Committee believes that options granted under the Company's 1988 Stock Option Plan will meet the requirements for qualifying as performance-based, the Committee believes that this section will not affect the tax deductions available to the Company. It will be the Committee's policy to qualify, to the extent reasonable, the executive officers' compensation for deductibility under applicable tax law.

                                          Submitted by the Compensation
                                          Committee
                                          of the Board of Directors

                                          William G. Davis
                                          Kathleen Murray, M.S.N.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     Ms. Murray and Messrs. Davis, Randall and Villforth each served on the Company's Compensation Committee during the past fiscal year. Mr. Bang, an ex officio member of the Compensation Committee, assisted the Compensation Committee in assessing the Company's executive compensation structure, other than with respect to himself, for the fiscal year ended March 31, 1996. Mr. Randall is a former President and Chief Executive Officer of the Company.

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return, assuming reinvestment of all dividends, for the Company's Common Stock at March 31, 1996 since January 24, 1992 (the date on which the Company's stock was first registered under Section 12 of the Securities Exchange Act of 1934) to the cumulative return over such period of (i) the Total Return Index for the Nasdaq National Market and (ii) the S&P Health Care Composite Index. The graph assumes that $100 was invested on January 24, 1992, the date on which the Company completed its initial public offering of Common Stock, in the Common Stock of the Company and in each of the comparative indices. The graph further assumes that such amount was initially invested in the Common Stock of the Company at a price per share of $9, the price to which such stock was first offered to the public by the Company on that date, as adjusted to reflect the Stock Split. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                           COMPARISON OF TOTAL RETURN

      MEASUREMENT PERIOD                                         S&P HLTH CARE
    (FISCAL YEAR COVERED)           TARGET          NASDAQ           COMP
1/24/92                                    100             100             100
3/31/92                                    126             103              87
3/31/93                                    108             119              72
3/31/94                                    135             127              68
3/31/95                                    203             143              96
3/31/96                                    674             193             142

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Relationship with Collagen Corporation

     The Company was formed in 1985 as a joint venture between Collagen and Eli Lilly and Company ("Lilly") to develop micro-catheters and related devices to deliver collagen-based products to treat cancer, stroke and other diseases accessible through small vessels of the circulatory system. In 1988, Lilly sold its interest in the Company to Collagen, and in 1989 the Company sold all of its assets related to collagen-based products to an entity affiliated with John R. Daniels, M.D., a former director of the Company. As of May 31, 1996, Collagen holds approximately 10.9 percent of the Company's outstanding Common Stock.

     The Company and Collagen have entered into certain agreements for the purpose of defining the ongoing relationship between the two companies. At the times such agreements were entered into, Collagen was the majority stockholder of the Company. Accordingly, these agreements were not the result of arm's length negotiations between independent parties.

     Collagen and the Company have entered into a Stockholder Agreement (the "Agreement") providing that all transactions between the Company and Collagen or any affiliate of Collagen must be approved by a special committee of the Company's Board of Directors comprised of directors who are not officers, directors, employees or affiliates of Collagen. The current members of this committee are Mr. Randall and Dr. Strother. During the effective term of the Agreement, Collagen may not vote to eliminate from the Company's Certificate of Incorporation provisions requiring cumulative voting for the election of directors. In addition, the Agreement provides that Collagen will not sell any of its Target Common Stock at a premium over the average market price over the three day period preceding such sale, except for premiums which may be simultaneously received by all of the Company's stockholders in the event of a tender offer, merger or reorganization. Moreover, the Agreement requires that affiliates of Collagen purchasing Target Common Stock from Collagen agree to the preceding restrictions. The provisions of the Agreement became effective upon the consummation of the Company's initial public offering in January 1992 and terminate on the earlier of seven years from the date of the Agreement or on the date Collagen beneficially owns less than five percent of the Company's Common Stock.

     Certain Transactions


     In December 1992, the Company received 2,000,000 shares of Preferred Stock of Conceptus, Inc. ("Conceptus"), a corporation on whose Board of Directors Mr. Randall currently sits and with whom Mr. Randall served as Chief Executive Officer and acting Chief Financial Officer from December 1992 until July 1993, along with a warrant to purchase up to 3,000,000 shares of Conceptus Common Stock, in return for the grant of a license to the Company's technology for use in fields associated with reproductive physiology. In March 1994, the Company purchased 156,250 additional shares of Conceptus Preferred Stock for an aggregate of $250,000. Also in March 1994, the Company entered into a Master Lease Agreement pursuant to which the Company extended to Conceptus a lease line of credit in the amount of up to $300,000 and received a warrant to purchase 36,000 shares of Conceptus Common Stock. In connection with the extension of the lease line, the Company loaned Conceptus approximately $200,000, secured by certain of Conceptus' tangible assets and repayable monthly through March 1998. In May 1995, the Company purchased an additional 147,059 shares of Conceptus Preferred Stock for an aggregate of $250,000. In connection with Conceptus's initial public offering in February 1996, (i) all outstanding shares of Conceptus Preferred Stock were automatically converted into an equivalent numbers of shares of Conceptus Common Stock, (ii) Conceptus effected a one-for-three share reverse stock split, and (iii) the Company acquired 904,857 post-split shares of Conceptus Common Stock upon the exercise or conversion of its two outstanding Conceptus warrants. As of May 31, 1996, the Company held an approximate 18 percent equity interest in Conceptus. During fiscal 1996, Conceptus made certain payments to the Company, primarily for the supply of both finished products and raw materials and the repayment of certain amounts under the lease line and secured loan, totaling approximately $201,000.



     In May 1993, the Company received 2,333,333 shares of Preferred Stock of Cardima, Inc. ("Cardima"), a corporation on whose Board of Directors Mr. Bang currently sits, in return for the grant of a license to the Company's technology for use in fields associated with heart disease, primarily electrophysiology. In December 1993, the Company entered into a Master Lease Agreement pursuant to which the Company extended to Cardima a lease line of credit in the amount of up to $1 million and received a warrant to purchase up to 76,600 shares of Cardima Preferred Stock. In December 1994, the Company purchased an additional 162,514 shares of Cardima Preferred Stock for an aggregate of approximately $245,000 and acquired a warrant to purchase up to a further 172,267 shares of Cardima Preferred Stock. Also in December 1994, in connection with the extension of a bridge loan to Cardima (which loan was later converted into a portion of the Preferred Stock purchased by the Company at such time), the Company was granted a warrant to purchase an additional 21,627 shares of Cardima Preferred Stock. In December 1995 and February 1996, the Company acquired an aggregate of 1,780,822 additional shares of Cardima Preferred Stock in return for total consideration of approximately $1,300,000, consisting of the conversion of the outstanding balance owed under the lease line as well as certain accounts receivable and an additional infusion of cash by the Company. As of May 31, 1996, the Company held an approximate 16 percent equity interest in Cardima. During fiscal 1996, Cardima made certain payments to the Company, primarily for the supply of products and materials, totaling approximately $24,000. In addition, the Company currently subleases from Cardima certain space for the Company's shipping and finished goods storage, pursuant to which the Company made certain rental payments to Cardima during the fiscal year totaling approximately $101,000.

     In July 1993, each of the Company and Collagen purchased 900,000 shares of Preferred Stock of Prograft Medical, Inc. ("Prograft"), a corporation on whose Board of Directors Mr. Palefsky, Dr. Strother and Timothy C. Mills, Ph.D., an executive officer of the Company, currently sit, in return for payments of $200,000 by each company to Prograft and the grant of a license to use each company's technology in the field of vascular prostheses. The Company and Collagen were also granted warrants to purchase additional shares of Prograft Preferred Stock in this transaction. Between November 1993 and July 1994, each of Target and Collagen purchased an additional 850,000 shares of Prograft Preferred Stock for an aggregate of $187,500 each pursuant to the exercise of such warrants. In July 1994 and March 1995, each of Target and Collagen purchased an additional aggregate of 1,293,103 shares of Prograft Preferred Stock for an aggregate of $750,000 each. Dr. Strother is currently a minority stockholder of Prograft. As of May 31, 1996, each of the Company and Collagen held an approximate 21 percent equity interest in Prograft.



     Pursuant to a Letter Agreement dated as of April 25, 1993, the Company has agreed to maintain Mr. Bang's salary for up to six months after termination by the Company unless his employment is terminated by the Company for cause, which severance arrangement, based on Mr. Bang's fiscal 1996 salary, is valued at approximately $114,000. Pursuant to a Letter Agreement dated as of March 9, 1994, the Company has agreed to maintain Dr. Acharya's salary for up to nine months after termination by the Company unless his employment is terminated by the Company for cause, which severance arrangement, based on Dr. Acharya's fiscal 1996 salary, is valued at approximately $112,000. Pursuant to an Employment Agreement effective as of May 23, 1996, the Company has agreed to maintain the salary of Ray H. Dormandy, Jr., the Company's Vice President, Silicone and PVA Technologies, for the duration of the twenty-four month period following the effective date of such Employment Agreement in the event that Mr. Dormandy's employment is terminated by the Company other than for cause. Pursuant to such Employment Agreement, Mr. Dormandy's annual salary is $120,000 during such two-year term.



     The Company has adopted certain "change of control" arrangements with its executive officers pursuant to which such officers would be entitled to severance and other compensation in the event that (i) a person acquired more than fifteen percent of the Company's outstanding Common Stock without the approval of the Company's Board of Directors, (ii) a majority of the Board of Directors is replaced, (iii) the Company is acquired by means of merger or sale of assets or (iv) the Company is liquidated (each an "Event"). In the event of the involuntary or constructive termination of the officer's employment within twenty-four months following an Event (other than for cause), such benefits include salary, target bonus and benefit continuation for a twenty-four month period in the case of the Chief Executive Officer and a twelve-month period in the case of any Vice President, along with immediate acceleration of stock option vesting. Furthermore, under the arrangements, certain acceleration of stock option vesting would occur upon an Event (in varying amounts based upon the nature of the Event) regardless of employment status following the Event. Based upon current compensation levels, it is anticipated that the value of the salary, bonus and benefit continuation for the executive officers contemplated by these arrangements would exceed $100,000 for each officer.


     The Company has entered into separate indemnification agreements with its officers and directors which may require the Company, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Under the securities laws of the United States, the Company's directors, its officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC"). Specific filing deadlines of these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during the fiscal year ended March 31, 1996. To the best of the Company's knowledge, all of these filing requirements have been satisfied except that officer John Meyer was late in filing his initial report in connection with the commencement of his employment. In making this statement, the Company has relied solely on written representations of its directors and officers and any ten percent holders and copies of the reports that they filed with the SEC.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Michael W. Hall
                                          Secretary

Dated: July 1, 1995

PRELIMINARY COPY

                                                                     APPENDIX A

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            TARGET THERAPEUTICS, INC.

                       1996 ANNUAL MEETING OF STOCKHOLDERS

P
R
0                 The undersigned stockholder of TARGET THERAPEUTICS, INC., a
X        Delaware corporation, hereby acknowledges receipt of the notice of
Y annual meeting of stockholders and proxy statement, each dated July 1, 1996, and hereby appoints Charles M. Strother, M.D. and Gary R. Bang, and each of them, with full power of substitution, as proxies, and authorizes them to represent and to vote, as designated below, all the stock of TARGET THERAPEUTICS, INC. that the undersigned is entitled to vote at the Annual Meeting of its stockholders to be held on August 7, 1996 and at any adjournment or postponement thereof, as follows:

                  If no direction is made, this proxy will be voted in the Election of Directors in the manner described in the Proxy Statement, FOR the proposal to approve an amendment to the 1988 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,500,000 shares, FOR the proposal to approve amendments to the 1991 Director Option Plan to make certain changes to the formulas pursuant to which options are granted thereunder and to the provisions regarding adjustments necessitated by changes in the Company's capital structure, FOR the proposal to approve amendments to the 1991 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 100,000 shares and make certain other changes to participation standards and offering periods, FOR to approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 120,000,000 and FOR the proposal to ratify the selection of Ernst & Young LLP as the Company's independent auditors for the current fiscal year. If this proxy is executed in such manner as not to withhold authority to vote for the election of any nominee to the Board of Directors, it shall be deemed to grant such authority.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
                                                                         SIDE

PRELIMINARY COPY

    PLEASE MARK YOUR
/X/ VOTES AS IN THIS
    EXAMPLE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S)

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTORS AND PROPOSALS 2, 3, 4, 5 AND 6.




1. ELECTION OF DIRECTORS
NOMINEES: GARY R. BANG, WILLIAM G. DAVIS, KATHLEEN MURRAY, M.S.N., HOWARD D. PALEFSKY, RICHARD D. RANDALL, CHARLES M. STROTHER, M.D., JOHN C. VILLFORTH

                  FOR                        WITHHELD

                  / /                          / /


                                                        MARK ADDRESS
                                                      CHANGES AND NOTE / /
                                                           BELOW


/ /
- ----------------------------------------
For all nominees except as noted above


                                            FOR         AGAINST       ABSTAIN
2. To approve an amendment to the 1988
Stock Option Plan to increase the number    / /           / /           / /
of shares of Common Stock reserved for
issuance thereunder by 1,500,000 shares.

                                            FOR         AGAINST       ABSTAIN
3. To approve amendments to the 1991
Director Option Plan to make
certain changes to the formulas pursuant
to which options are granted thereunder     / /           / /           / /
and to the provisions regarding
adjustments necessitated by changes in
the Company's capital structure.

                                            FOR         AGAINST       ABSTAIN
4. To approve amendments to the 1991
Employee Stock Purchase Plan to increase
the number of shares of Common Stock
reserved for issuance thereunder by         / /           / /           / /
100,000 shares and make certain other
changes to participation standards and
offering periods.

                                            FOR         AGAINST      ABSTAIN

5. To approve an amendment to the
Certificate of Incorporation to increase    / /           / /           / /
the number of authorized shares of Common
Stock from 25,000,000 to 120,000,000.

                                            FOR         AGAINST      ABSTAIN

6. To ratify the appointment of Ernst &
Young LLP as independent auditors of the    / /           / /           / /
Company for the fiscal year ending March
31, 1997.

and, in their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


SIGNATURE                  DATE          SIGNATURE                 DATE
         -----------------     ---------          ----------------     ---------

                                                                   APPENDIX B-1

                            TARGET THERAPEUTICS, INC.

                             1988 STOCK OPTION PLAN

                           As amended December 9, 1991
                           As amended August 17, 1992
                             As amended May 11, 1994
                             As amended May 8, 1996

         1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

            Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Administrator and as reflected in the terms of the written option agreement.

         2. Definitions. As used herein, the following definitions shall apply:

            (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

            (b) "Board" shall mean the Board of Directors of the Company.

            (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (d) "Committee" shall mean a Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

            (e) "Common Stock" shall mean the Common Stock of the Company.

            (f) "Company" shall mean Target Therapeutics, Inc., a Delaware corporation.

            (g) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not; provided, that the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

            (h) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided, that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

            (i) "Employee" shall mean any person, including Named Executives, officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

            (j) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

            (k) "Named Executive" shall mean any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the Chief Executive Officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Securities Exchange Act of 1934, as amended.

            (l) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

            (m) "Option" shall mean a stock option granted pursuant to the Plan.

            (n) "Optioned Stock" shall mean the Common Stock subject to an Option.

            (o) "Optionee" shall mean an Employee or Consultant who receives an Option.

            (p) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (q) "Plan" shall mean this 1988 Stock Option Plan.

            (r) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

            (s) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

            (t) "Subcommittee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (c) of Section 4 of the Plan, if one is appointed.

         3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 5,900,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

            If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

         4. Administration of the Plan.

            (a) Composition of Administrator.

                (i) Multiple Administrative Bodies. If permitted by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any successor rule thereto, as in effect at the time that discretion is being exercised with respect to the Plan ("Rule 16b-3") and by the legal requirements relating to the administration of incentive stock option plans, if any, of Delaware corporate and securities laws and the Code, as amended, (collectively, the "Applicable Laws"), the Plan may (but need not) be administered by different bodies with respect to directors, officers who are not directors, and Employees who are neither directors nor officers.

            (b) Administration With Respect to Directors and Officers Subject to
Section 16(b). With respect to Option grants made to Employees who are also officers or directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.

            (c) Administration with Respect to Named Executives. With respect to grants of Options to Named Executives, the Plan shall be administered by a Subcommittee of the Committee designated by the Board ("Subcommittee") which, in addition to meeting the requirements of the Applicable Laws referred to in this
Section 4, shall be comprised solely of two or more outside directors, as defined by Section 162(m) of the Code and the regulations promulgated thereunder. If the Committee itself is comprised solely of two or more outside directors, then no Subcommittee shall be formed and each reference to Subcommittee hereafter shall mean the Committee.

            (d) Administration With Respect to Other Persons. With respect to Option grants made to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted to satisfy Applicable Laws. Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

            (e) Powers of the Administrator. Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonstatutory Stock Options; (ii) to determine, upon review of relevant information and in accordance with Section 9(b) of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 9(a) of the Plan; (iv) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of shares to be represented by each Option, (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 5 of the Plan; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Administrator; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

            (f) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

         5. Eligibility.

            (a) Nonstatutory Stock Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

            (b) Each Option shall be designated as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of Shares subject to an Optionee's incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), incentive stock options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time of grant.

            (c) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 14 of the Plan.

         7. Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement.

         8. Limitation on Grants to Employees. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be granted under Options to any Employee under this Plan for any fiscal year of the Company shall be 500,000.

         9. Exercise Price and Consideration.

            (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

                (i) In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

                    (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

                (ii) In the case of a Nonstatutory Stock Option granted to any person, the per Share exercise price shall be such price as it determined by the Administrator, except for grants to a person who, at the time of the grant of such Option is a Named Executive, in which case the per share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

                (iii) In the case of an Option granted on or after the effective date of registration of any class of equity security of the Company pursuant to
Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

            (b) The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System) of the Common Stock for the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in The Wall Street Journal.

            (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist entirely of cash, check, promissory note, other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the Delaware General Corporation Law. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company, in accordance with the Delaware Corporation Law.

         10. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                An Option may not be exercised for a fraction of a Share.

                An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 9(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 12 of the Plan.

                Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may

be), such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

            (c) Disability of Optionee. Notwithstanding the provisions of
Section 10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

            (d) Death of Optionee. In the event of the death of an Optionee:

                (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or consultant twelve (12) months after the date of death, subject to the limitation set forth in Section 5(b);or

                (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

         11. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         12. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the maximum number of Shares of Common Stock for which Options may be granted to any Employee under Section 8 of the Plan, and as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

             In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

         13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

         14. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable.

            (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 of the Exchange Act or with Sections 162(m) and 422 of the Code (or any successor statute or rule or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

            (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         15. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

             As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

         16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

             The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         18. Stockholder Approval.

            (a) Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such stockholder approval is obtained at a duly held stockholders' meeting, it must be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company, or if such stockholder approval is obtained by written consent, it must be obtained by the unanimous written consent of all stockholders of the Company; provided, however, that approval at a meeting or by written consent may be obtained by a lesser degree of stockholder approval if the Board determines, in its discretion after consultation with the Company's legal counsel, that such a lesser degree of stockholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 422 of the Code.

            (b) If and in the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the stockholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

            (c) If any required approval by the stockholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section l8(b) hereof, then the Company shall, at or prior to the first annual meeting of stockholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

                (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

                (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to stockholders.

         19. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all stockholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                                                                   APPENDIX B-2

                            TARGET THERAPEUTICS, INC.

                            1991 DIRECTOR OPTION PLAN

                             As amended June 5, 1996

         1. Purposes of the Plan. The purposes of this 1991 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

            All options granted hereunder shall be "non-statutory stock options."

         2. Definitions. As used herein, the following definitions shall apply:

            (a) "Board" means the Board of Directors of the Company.

            (b) "Code" means the Internal Revenue Code of 1986, as amended.

            (c) "Common Stock" means the Common Stock of the Company.

            (d) "Company" means Target Therapeutics, Inc., a Delaware corporation.

            (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

            (f) "Director" means a member of the Board.

            (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

            (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

                (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                (iii) In the absence of an established market for the common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

            (j) "Option" means a stock option granted pursuant to the Plan.

            (k) "Optioned Stock" means the Common Stock subject to an Option.

            (l) "Optionee" means an Outside Director who receives an Option.

            (m) "Outside Director"" means a Director who is not an Employee.

            (n) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (o) "Plan" means this 1991 Director Option Plan.

            (i) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

            (p) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

         3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 200,000 Shares (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

            If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

         4. Administration of and Grants of Options under the Plan.

            (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

            (b) Procedure for Grants. The provisions set forth in this Section 4(b) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

                (ii) Each Outside Director shall be automatically granted an Option to purchase 10,000 Shares (the "First Option") on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes a Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, that Outside Directors who were directors as of November 30, 1991 shall not receive a First Option upon the effective date of this Plan.

                (iii) After the First Option has been granted to an Outside Director, such Outside Director shall thereafter be automatically granted an Option to purchase 3,000 Shares (a "Subsequent Option") on April 1 of each year, if on such date, he shall have served on the Board for at least six (6) months.

                (iv) Notwithstanding the provisions of subsections (ii) and
(iii) hereof, any grant of an Option made before the Company has obtained stockholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 16 hereof.

                (v) The terms of a First Option granted hereunder shall be as follows:

                    (A) the term of the First Option shall be ten (10) years.

                    (B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 8 hereof.

                    (C) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the First Option.

                    (D) the First Option shall become exercisable in installments cumulatively as to thirty-three and one-third percent (33-1/3%) of the Shares subject to the First Option on each of the first, second and third anniversaries of the date of grant of the First Option.

                (vi) The terms of a Subsequent Option granted hereunder shall be as follows:

                    (A) the term of the Subsequent Option shall be ten (10) years.

                    (B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in
Section 8 hereof.

                    (C) the exercise price per Share shall be 100% of the fair market value per Share on the date of grant of the Subsequent Option.

                    (D) the Subsequent Option shall become exercisable as to one hundred percent (100%) of the Shares subject to the Subsequent Option on the third anniversary of the date of grant of the Subsequent Option.

                (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

            (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 2(i) of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

            (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final.

         5. Eligibility. Options may be granted only to Outside Directors. All options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

            The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

         6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

         7. Exercise price and Consideration.

            (a) Exercise Price. The per Share exercise price for Optioned Stock shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

            (b) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, (ii) check, (iii) promissory note, (iv) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (v) delivery of a properly executed exercise notice together with such other documentation as the Board and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (vi) delivery of an irrevocable subscription agreement for the Shares which irrevocably obligates the optionee to take and pay for the Shares not more than twelve (12) months after the date of delivery of the subscription agreement, (vii) any combination of the foregoing methods of payment, or (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law.

         8. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

            An Option may not be exercised for a fraction of a Share.

            An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 10 of the Plan.

            Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

            (c) Termination of Continuous Status as a Director. In the event an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (d) Disability of Optionee. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within six (6) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten
(10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                  (e) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within six (6) months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         10. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

             (a) Changes in Capitalization.

                 (i) Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

                 (ii) Subject to any required action by the stockholders of the Company, with respect to Options not yet granted hereunder, the number of Shares to be subject to each First Option and each Subsequent Option, which amounts are currently set forth in Sections 4(b)(ii) and 4(b)(iii) above, shall be proportionately adjusted for any decrease in the number of issued Shares resulting from a reverse stock split, combination or reclassification of the Common Stock, or any other decrease in the number of issued Shares effected without receipt of consideration by the Company (but excluding repurchases of the Company's Common Stock by the Company or its assignee). Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The provisions of this paragraph shall not apply to Options outstanding on the date of such reverse stock split, combination or reclassification.

                 (iii) Subject to any required action by the stockholders of the Company, with respect to Options not yet granted hereunder, the number of Shares to be covered by each First Option and each Subsequent Option, which amounts are currently set forth in Sections 4(b)(ii) and 4(b)(iii) above, shall be proportionately adjusted to reflect one-half (1/2) of the effect of any increase in the number of issued Shares resulting from a stock split, stock dividend or reclassification of the Common Stock, or any other increase in the number of issued Shares effected without receipt of consideration by the Company(1); provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration"; and provided, further, that in no event shall the provisions of this paragraph cause the number of Shares to be granted under any First Option or Subsequent Option to exceed 15,000 Shares or 5,000 Shares, respectively. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. The provisions of this paragraph shall not apply to Options outstanding on the date of such stock split, stock dividend or reclassification.

                 (iv) Each Outside Director who received a Subsequent Option on April 1, 1996 in the amount of 2,000 Shares shall be automatically granted, on the date of and immediately following the Company's first Annual or Special Meeting of Stockholders after April 1, 1996 at which the amendments to this Plan are approved by the Company's stockholders, an Option in the amount of 1,000 shares at the applicable exercise price pursuant to Section 7(a) above; provided, that such Outside Director remains a member of the Company's Board of Directors immediately following such meeting. The Options granted pursuant to this paragraph shall bear the same terms and vest on the same date as the Subsequent Options granted to such Outside Directors on April 1, 1996.

- --------
(1) For example, in the event that the Company conducts a two-for-one forward stock split pursuant to which each issued and outstanding Share is converted into two issued and outstanding shares, the number of shares to be granted pursuant to each Option hereunder would increase by fifty percent, or one-half of the effect of such stock split on the issued Shares (which effect is a one hundred percent increase of such Shares).

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty
(30) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         11. Amendment and Termination of the Plan.

             (a) Amendment and Termination. Except as set forth in Section 4, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

             (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

         13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

             As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

             Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         16. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.

                                                                   APPENDIX B-3

                            TARGET THERAPEUTICS, INC.

                       1991 EMPLOYEE STOCK PURCHASE PLAN
                              As Amended May, 1996

         The following constitute the provisions of the 1991 Employee Stock Purchase Plan of Target Therapeutics, Inc.

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. Definitions.

              (a) "Board" shall mean the Board of Directors of the Company.

              (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

              (c) "Common Stock" shall mean the Common Stock of the Company.

              (d) "Company" shall mean Target Therapeutics, Inc., a Delaware corporation.

              (e) "Compensation" shall mean all base straight time gross earnings, including payments for overtime, shift premium, incentive compensation, incentive payments, commissions and other compensation and excluding bonuses; provided, however, that Compensation for officers, directors and other persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") shall include only base straight time gross earnings exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation.

              (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

              (g) "Employee" shall mean any individual who is an employee of the Company for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

              (h) "Enrollment Date" shall mean the first day of each Offering Period.

              (i) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                   (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                   (2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or,

                   (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

              (j) "Offering Period" shall mean a period of approximately twelve
(12) months, commencing on the first Trading Day in May and November coinciding with the beginning of the second full pay period in such month and terminating on the last Trading Day of the first full pay period in the following May and November, respectively, during which an option granted pursuant to the Plan may be exercised.

              (k) "Plan" shall mean this Employee Stock Purchase Plan.

              (l) "Purchase Date" shall mean the last day of each Purchase
Period.

              (m) "Purchase Period" shall mean a period of approximately six months within an Offering Period.

              (n) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Purchase Date, whichever is lower.

              (o) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

              (p) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

              (q) "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

         3. Eligibility.

              (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

              (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods and Purchase Periods.

              (a) Offering Periods. The Plan shall be implemented by a series of consecutive Offering Periods of approximately twelve (12) months duration, with new Offering Periods commencing on the first Trading Day in May and November coinciding with the beginning of the second full pay period in each such month, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter. Eligible Employees may not participate in more than one Offering Period at a time.

              (b) Purchase Periods. Each Offering Period shall consist of two
(2) consecutive purchase periods of approximately six (6) months duration. The last day of each Purchase Period shall be the "Purchase Date" for such Purchase Period. A Purchase Period commencing on the First Trading Day coinciding with the beginning of the second full pay period in May shall end on the last Trading Day coinciding with the end of the first full pay period in the next November. A Purchase Period commencing on the First Trading Day coinciding with the beginning of the second full pay period in November shall end on the last Trading Day coinciding with the end of the first full pay period in the next May. The Board of Directors of the Company shall have the power to change the duration and/or frequency of Purchase Periods with respect to future purchases without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be effected thereafter.

         5. Participation.

              (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office at least five (5) business days prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period. The subscription agreement shall set forth the percentage of the participant's Compensation (which shall be not less than 1% and not more than 12%) to be deducted pursuant to the Plan. Eligible Employees may not participate in more than one Offering Period at a time.

              (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll paid on or prior to the last Purchase Period of the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

         6. Payroll Deductions.

              (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during an Offering Period in an amount not exceeding twelve percent (12%) of the Compensation which he or she receives on each pay day during an Offering Period, and the aggregate of such payroll deductions during an Offering Period shall not exceed twelve percent (12%) of the participant's Compensation during said Offering Period.

              (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

              (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during an Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

              (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

              (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

         7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Purchase Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Purchase Date and retained in the Participant's account as of the Purchase Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of Shares determined by dividing $25,000 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on each Purchase Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Purchase Period, subject to earlier withdrawal by the participant as provided in
Section 10 hereof. Any other monies left over in a participant's account after a Purchase Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Purchase Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

         10. Voluntary Withdrawal; Termination of Employment.

              (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

              (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g) hereof), for any reason, including by virtue of him or her having failed to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
Section 15 hereof, and such participant's option will be automatically terminated.

              (c) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

         11. Automatic Withdrawal. If the fair market value of the shares on the first Purchase Date of an Offering Period is less than the fair market value of the shares on the Enrollment Date for such Offering Period, then every participant shall automatically (i) be withdrawn from such Offering Period at the close of such Purchase Date and after the acquisition of shares for such Purchase Period, and (ii) be enrolled in the Offering Period commencing on the first business day subsequent to such Purchase Period.

         12. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         13. Stock.

              (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 300,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof. If on a given Purchase Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

              (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

              (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         14. Administration.

              (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

                   (1) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

                   (2) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

              (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Exchange Act, or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

         15. Designation of Beneficiary.

              (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to a Purchase Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

              (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         16. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

         17. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         18. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         19. Adjustments Upon Changes in Capitalization.

              (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

              (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

              (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Purchase Date (the "New Purchase Date") or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Purchase Date, that the Purchase Date for his option has been changed to the New Purchase Date and that his option will be exercised automatically on the New Purchase Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consid eration received by holders of Common Stock and the sale of assets or merger.

         The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

         20. Amendment or Termination.

              (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 19 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Purchase Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

              (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         21. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         23. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20 hereof.

         24. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                                    EXHIBIT A

                            TARGET THERAPEUTICS, INC.

                        1991 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

_____ Original Application              Enrollment Date:  ____________________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)

         1. ___________________________________ hereby elects to participate in the Target Therapeutics, Inc. 1991 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

         2. I hereby authorize payroll deductions from each paycheck in the amount of _____% of my Compensation on each payday (not to exceed 12%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

         3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

         4. I have received a copy of the complete "Target Therapeutics, Inc. 1991 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining stockholder approval of the Employee Stock Purchase Plan.

         5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only):
____________________________________________________________________________
____________________________________.

         6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), or within one year of the date such shares were purchased by me, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

         7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

         8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

NAME:  (Please print)
                     ----------------------------------------------------------
                     (First)          (Middle)                   (Last)

- -----------------------------------      --------------------------------------
Relationship

                                         --------------------------------------
                                          (Address)

NAME:  (Please print)
                     ----------------------------------------------------------
                     (First)          (Middle)                   (Last)

- ----------------------------------       --------------------------------------
Relationship

                                         --------------------------------------
                                          (Address)

Employee's SociaL
Security Number:                         --------------------------------------

Employee's Address:
                                         --------------------------------------

                                         --------------------------------------

                                         --------------------------------------


         I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
      ----------------------------          -----------------------------------
                                            Signature of Employee


                                            -----------------------------------
                                            Spouse's Signature (If beneficiary
                                            other than spouse)

                                    EXHIBIT B

                            TARGET THERAPEUTICS, INC.

                        1991 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

         The undersigned participant in the Offering Period of the Target Therapeutics, Inc. 1991 Employee Stock Purchase Plan which began on _______________, 19__ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

                                  Name and Address of Participant

                                  ---------------------------------------------

                                  ---------------------------------------------

                                  ---------------------------------------------


                                  Signature

                                  ---------------------------------------------

                                  Date:
                                       ----------------------------------------